UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND III

PENN MUTUAL AM STRATEGIC INCOME FUND

PENN MUTUAL AM 1847 INCOME FUND

SEMI-ANNUAL REPORT	JUNE 30, 2022

Investment Adviser: Penn Mutual Asset Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their report on Form N-PORT (Form N-Q for filings prior to June 30, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to Fund securities during the most recent year ended December 31, is available (i) without charge, upon request, by calling 1-877-PMA-MLLC (877-762-6552); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide the 2022 semi-annual report for the Penn Mutual AM Strategic Income Fund (the “Fund”) for the six-month period ending June 30, 2022. Included is a summary of Fund management, strategy and performance during the first half of 2022 as well as our outlook for the financial markets.

The bond market suffered one of the sharpest declines on record during the first half of 2022 as Federal Reserve (Fed) policymakers tightened aggressively to combat inflation running at the highest level in four decades. Surging food and energy prices contributed to the inflation spike as the tragic war in Ukraine squeezed the supply of key commodities, especially across Europe. Despite strong household balance sheets and tight labor market conditions, rising prices are beginning to pinch the U.S. consumer, with most measures of consumer confidence registering steep declines. The red-hot housing market is also showing signs of slowing as higher mortgages rates are making new home purchases less affordable. Most economic forecasters are predicting increased odds of a recession as Fed policymakers are likely to remain focused on bringing down inflation.

Treasury yields increased across the curve during the first half of 2022, with shorter maturities rising the most in response to successively larger rate hikes by the Fed. Fed policymakers are likely to increasingly focus on balance sheet reduction (i.e. quantitative tightening) as the year progresses in order to prevent deeper inversions of the yield curve. 10-year Treasury yields closed the second quarter at 3.02%, doubling since the start of the year.

Credit spreads widened materially since the start of the year with the Fed tightening credit conditions and the Russian invasion of Ukraine in late February rattling already fragile investor sentiment. Investment-grade corporate bonds underperformed duration-matched Treasuries by 345 basis points (bps) during the period while the high-yield market generated a loss of more than 14%. Agency mortgage-backed securities (MBS) also underperformed due to to elevated interest rate volatility and the potential for MBS selling activity by the Fed.

The Fund generated a net total return of -4.98% for the six-month period, trailing its 3-month LIBOR benchmark return of 0.51%. Performance detractors include the sharp rise in interest rates and credit spread widening for both corporate and securitized credit holdings. Purchase activity remains focused on securitized assets, including collateralized loan obligations and multi-family property commercial mortgage-backed securities. We are maintaining our opportunistic approach to duration and yield curve management as the Fed continues to normalize monetary policy.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

Although the fixed-income markets remain challenging in light of elevated interest rate and credit spread volatility, we firmly believe our active fixed-income approach will continue to help Fund investors navigate the rapidly changing environment. We thank you for your investment in the Fund and look forward to helping you achieve your investment goals in the future.

Warm Regards,

Your Portfolio Management Team

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

Definition of Comparative Index And Other Investment Terms

The ICE 3-Month USD LIBOR Index is a benchmark rate produced for five currencies with 3-Month maturities. It provides an indication of the average rate at which a LIBOR contributor bank can obtain unsecured funding in the London interbank market for a given period, in a given currency. The performance results for the ICE 3-Month USD LIBOR Index are net of foreign income tax withholding.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide the 2022 semi-annual report for the Penn Mutual AM 1847 Income Fund (the “Fund”) for the six-month period ending June 30, 2022. Included is a summary of Fund management, strategy and performance during 2022 as well as our outlook for the financial markets.

The first half of 2022 was historic for stocks and especially bonds. In the past, when the stock markets were pressured, investors would tend to gravitate toward the safety of higher quality, lower risk assets like bonds. Bonds would typically cushion the equity losses and provide a safe haven. However, this was not the case in 2022. For the first time in decades, the broad bond market – both investment-grade and high-yield bonds – posted double-digit percentage declines. As the Federal Reserve (Fed) and other central banks embarked upon their policy-tightening stance, U.S. Treasury bond prices fell as yields surged across the yield curve. As a result, there was no place to hide for income investors, unless you held some cash.

Through June 30, the Fund also fell by 6.88%. This result compared favorably to both fixed-income benchmarks, with the Bloomberg U.S. Corporate Investment Grade Index posting a 14.39% loss and the Bloomberg U.S. High Yield 2% Issuer Capped Index falling 14.19%. The Fund also outperformed the Russell 3000 Value Index, which ended the first half of 2022 with a decline of 13.15%.

The Fund was able to perform well on a relative basis due to a combination of both good security selection and a conservative asset allocation positioning. Entering 2022, the Fund held more than 14% in cash and cash equivalents. Additionally, the Fund held a significant position in short-duration bonds, which fell much less than longer duration bonds. As the bond market, in particular, declined, the Fund’s bond allocation increased, especially in June. The Fund closed the six-month period ending June 30, 2022 with 2% in cash and cash equivalents. At the time of this writing, the Fund held 83 total positions with roughly 29% allocated to dividend-paying stocks, 69% in fixed income and 2% in cash.

The equity portion of the Fund is diversified across sectors, market capitalization size and geography. The portfolio includes seven American Depository Receipt (ADR) common stocks. We believe each equity security in the portfolio presents an opportunity for significant total return upside. Additionally, we consider the dividends being paid by these companies to be sustainable; that is, covered by company operating cash flow with the potential to grow in the future.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

In the fixed-income allocation, we have found the most value in the intermediate part of the yield curve, predominately in high-yield bonds and convertible securities. As we seek to balance risk and reward in the portfolio, the current fixed-income approach indicates that value finally presented itself in the bond markets as prices declined significantly and yields increased to their highest levels in many years.

Corporate earnings continued to improve in 2022; however, the Fed’s tightening of liquidity and subsequent stock market decline led to a sharp compression in valuations. The bond market echoed this cautious tone with credit spreads widening as interest rates rose. Given the Fund’s underweight equity allocation and higher fixed-income exposure, the Fund could underperform its benchmarks if stocks rally sharply, especially relative to bonds. That said, we are encouraged that the overall yield level of the Fund is higher, the allocation of the Fund remains flexible and we will continue to seek ways to add value while protecting the downside in the second half of 2022.

We thank you for your investment in the Fund and look forward to helping you achieve your investment goals in the future.

Warm Regards,

Your Portfolio Management Team

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

Definition of Comparative Index And Other Investment Terms

The Russell 3000 Value Index is an index that measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is a small-cap stock market index that makes up the smallest 2,000 stocks in the Russell 3000® Index.

The Bloomberg U.S. Corporate Investment Grade Index is an index that measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

The Bloomberg U.S. High Yield 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version, but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index wide on a pro rata basis.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022 (Unaudited)

SECTOR WEIGHTINGS†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

CORPORATE OBLIGATIONS — 36.1%

	Face Amount	Value

Communication Services — 1.2%

T-Mobile USA Callable 04/15/2026 @ $102 3.500%, 04/15/2031	$1,500,000	$1,295,145

Consumer Discretionary — 2.2%

Ford Motor Credit Callable 04/28/2027 @ $100 4.950%, 05/28/2027	1,000,000	928,750

Royal Caribbean Cruises Callable 03/01/2023 @ $100 10.875%, 06/01/2023(A)	1,500,000	1,505,010

		2,433,760

Consumer Staples — 3.0%

Kraft Heinz Foods Callable 12/01/2045 @ $100 4.375%, 06/01/2046	2,000,000	1,666,811

Mars Callable 04/16/2032 @ $100 1.625%, 07/16/2032(A)	2,000,000	1,578,060

		3,244,871

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022
(Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Energy — 1.3%
Chesapeake Energy Callable 02/05/2024 @ $103 5.875%, 02/01/2029(A)	$1,500,000	$1,414,500

Financials — 8.8%
First Maryland Capital II Callable 08/05/2022 @ $100 2.136%, ICE LIBOR USD 3 Month + 0.850%, 02/01/2027	2,411,000	2,259,690
JPMorgan Chase 4.709%, ICE LIBOR USD 3 Month + 3.470%, (B)	2,863,000	2,714,124
Callable 10/30/2022 @ $100
OneMain Finance 8.250%, 10/01/2023	2,000,000	1,998,816
State Street Callable 08/05/2022 @ $100
1.971%, ICE LIBOR USD 3 Month + 0.560%, 05/15/2028	2,750,000	2,507,290

		9,479,920

Health Care — 7.6%
Bristol-Myers Squibb Callable 04/26/2029 @ $100 3.400%, 07/26/2029	619,000	597,509
Centene Callable 12/15/2024 @ $102 4.625%, 12/15/2029	2,500,000	2,331,250
HCA Callable 01/15/2029 @ $100 3.375%, 03/15/2029(A)	2,000,000	1,759,076
Health Care Service A Mutual Legal Reserve Callable 03/01/2030 @ $100 2.200%, 06/01/2030(A)	2,000,000	1,695,641
Merck Callable 09/07/2038 @ $100 3.900%, 03/07/2039	1,900,000	1,795,577

		8,179,053

Industrials — 3.6%
Boeing Callable 11/01/2034 @ $100 3.250%, 02/01/2035	1,300,000	983,659

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022
(Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Industrials — continued
Delta Air Lines 4.500%, 10/20/2025(A)	$3,000,000	$2,914,988

		3,898,647

Information Technology — 1.0%
Dell International Callable 06/15/2041 @ $100 3.375%, 12/15/2041(A)	1,500,000	1,071,594

Real Estate — 1.7%
MPT Operating Partnership Callable 10/15/2022 @ $103 5.000%, 10/15/2027‡	2,000,000	1,829,340

Utilities — 5.7%
FirstEnergy Callable 04/15/2027 @ $100 4.400%, 07/15/2027	2,000,000	1,886,460
Pacific Gas and Electric Callable 06/01/2046 @ $100 4.000%, 12/01/2046	2,000,000	1,402,807
Vistra 7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740%, (A)(B)	1,000,000	907,500
Callable 12/15/2026 @ $100
Vistra Operations 5.125%, 05/13/2025(A)	2,000,000	1,980,310

		6,177,077

TOTAL CORPORATE OBLIGATIONS (Cost $43,829,476)		39,023,907

ASSET-BACKED SECURITIES — 34.2%

Other ABS — 21.3%
Benefit Street Partners CLO II, Ser 2017-IIA, Cl CR Callable 07/15/2022 @ $100
4.744%, ICE LIBOR USD 3 Month + 3.700%, 07/15/2029 (A)	1,500,000	1,367,026
BSPRT Issuer, Ser 2021-FL6, Cl B Callable 03/15/2023 @ $100
2.924%, ICE LIBOR USD 1 Month + 1.600%, 03/15/2036 (A)	1,500,000	1,410,298

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022
(Unaudited)

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Other ABS — continued
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl M1 Callable 12/25/2022 @ $100
3.269%–, 11/25/2059 (A)	$1,150,000	$1,111,311
Crestline Denali CLO XVI, Ser 2018-1A, Cl A Callable 07/20/2022 @ $100
2.183%, ICE LIBOR USD 3 Month + 1.120%, 01/20/2030 (A)	2,500,000	2,462,455
Deerpath Capital CLO, Ser 2020-1A, Cl A1
2.894%, ICE LIBOR USD 3 Month + 1.850%, 04/17/2032 (A)	2,500,000	2,463,835
First Eagle BSL CLO, Ser 2020-1A, Cl C Callable 07/20/2022 @ $100
5.413%, ICE LIBOR USD 3 Month + 4.350%, 01/20/2033 (A)	2,600,000	2,449,320
Halcyon Loan Advisors Funding, Ser 2017-3A, Cl C1R Callable 07/22/2022 @ $100
3.786%, ICE LIBOR USD 3 Month + 2.650%, 10/22/2025 (A)	1,429,646	1,415,504
Mountain View CLO X, Ser 2018-10A, Cl CR Callable 07/13/2022 @ $100
2.871%, ICE LIBOR USD 3 Month + 1.850%, 10/13/2027 (A)	1,805,000	1,769,081
OCP CLO, Ser 2021-13A, Cl DR Callable 07/15/2022 @ $100
7.544%, ICE LIBOR USD 3 Month + 6.500%, 07/15/2030 (A)	2,000,000	1,832,118
Silvermore CLO, Ser 2014-1A, Cl B Callable 08/15/2022 @ $100
4.411%, ICE LIBOR USD 3 Month + 3.000%, 05/15/2026 (A)	2,320,210	2,301,901
Thunderbolt Aircraft Lease, Ser 2017-A, Cl B Callable 04/15/2024 @ $100
5.750%, 05/17/2032 (A)	1,613,223	1,224,100
Trinitas CLO XII, Ser 2020-12A, Cl C Callable 07/25/2022 @ $100
4.184%, ICE LIBOR USD 3 Month + 3.000%, 04/25/2033 (A)	1,500,000	1,423,305

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022
(Unaudited)

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Other ABS — continued
Trinitas CLO XIV, Ser 2020-14A, Cl D Callable 01/25/2023 @ $100
5.484%, ICE LIBOR USD 3 Month + 4.300%, 01/25/2034 (A)	$2,000,000	$1,875,822

		23,106,076

Student Loan — 12.9%
ECMC Group Student Loan Trust, Ser 2019-1A, Cl A1A Callable 12/25/2030 @ $100
2.720%, 07/25/2069 (A)	1,816,792	1,660,093
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3 Callable 12/15/2027 @ $100
2.924%, ICE LIBOR USD 1 Month + 1.600%, 10/15/2031 (A)	2,250,000	2,219,746
Navient Private Education Loan Trust, Ser 2015-AA, Cl A3 Callable 03/15/2029 @ $100
3.024%, ICE LIBOR USD 1 Month + 1.700%, 11/15/2030 (A)	2,000,000	2,002,602
SLM Student Loan Trust, Ser 2014-2, Cl A3 Callable 06/25/2030 @ $100
2.214%, ICE LIBOR USD 1 Month + 0.590%, 03/25/2055	1,413,369	1,379,940
SMB Private Education Loan Trust, Ser 2015-C, Cl A3 Callable 11/15/2028 @ $100
3.274%, ICE LIBOR USD 1 Month + 1.950%, 08/16/2032 (A)	1,490,139	1,491,332
SMB Private Education Loan Trust, Ser 2015-C, Cl B Callable 11/15/2028 @ $100
3.500%–, 09/15/2043 (A)	3,660,000	3,500,431
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
2.774%, ICE LIBOR USD 1 Month + 1.450%, 02/17/2032 (A)	1,684,567	1,678,139

		13,932,283

TOTAL ASSET-BACKED SECURITIES (Cost $38,815,465)		37,038,359

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022
(Unaudited)

MORTGAGE-BACKED SECURITIES — 16.6%

	Face Amount	Value
Agency Mortgage-Backed Obligations — 6.7%
FHLMC Multifamily Structured Pass - Through, Ser K043, Cl X3, IO Callable 10/25/2024 @ $100 1.690%, 02/25/2043 (C)	$20,425,000	$770,157
FHLMC Multifamily Structured Pass - Through, Ser K106, Cl A1 Callable 10/25/2029 @ $100 1.783%, 10/25/2029	2,048,584	1,882,023
FHLMC, Ser 2016-4609, Cl QV 3.000%, 05/15/2044	4,020,000	3,858,583
FHLMC, Ser 2019-4895, Cl C 4.500%, 02/15/2049	168,370	172,239
FNMA 3.500%, 11/01/2044	603,348	578,190

		7,261,192

Non-Agency Mortgage-Backed Obligations — 9.9%
FREMF Mortgage Trust, Ser K29, Cl C Callable 04/25/2023 @ $100 3.591%, 05/25/2046 (A),(C)	2,000,000	1,983,228
FREMF Mortgage Trust, Ser K65, Cl B Callable 05/25/2027 @ $100 4.215%, 07/25/2050 (A),(C)	2,650,000	2,571,787
FREMF Mortgage Trust, Ser K69, Cl B Callable 09/25/2027 @ $100 3.854%, 10/25/2049 (A),(C)	2,635,000	2,502,017
JP Morgan Mortgage Trust, Ser 2017-1, Cl A11 Callable 04/25/2025 @ $100 3.458%, 01/25/2047 (A),(C)	718,770	668,118
Sequoia Mortgage Trust, Ser 2017-5, Cl A1 Callable 12/25/2023 @ $100 3.500%, 08/25/2047 (A),(C)	806,407	755,252
Sequoia Mortgage Trust, Ser 2021-5, Cl A5 2.000%, 07/25/2051 (A),(C)	2,501,446	2,244,290

		10,724,692

TOTAL MORTGAGE-BACKED SECURITIES (Cost $19,574,262)		17,985,884

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022
(Unaudited)

U.S. TREASURY OBLIGATIONS — 6.1%

	Face Amount	Value
United States Treasury Inflation Indexed Bonds
1.000%, 02/15/2048	$1,172,400	$1,118,909

United States Treasury Notes
2.875%, 10/31/2023	700,000	699,235
1.625%, 04/30/2023	4,000,000	3,959,531
0.875%, 06/30/2026	900,000	826,207

		5,484,973

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $6,770,618)		6,603,882

PREFERRED STOCK — 2.9%

	Shares
Financials — 1.1%

Wells Fargo 4.750%,	60,000	1,167,000

Utilities — 1.8%

Duke Energy 5.625%,	80,000	2,016,000

TOTAL PREFERRED STOCK (Cost $3,651,000)		3,183,000

TOTAL INVESTMENTS — 95.9% (Cost $112,640,821)		$103,835,032

Percentages are based on Net Assets of $108,245,657.

‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of June 30, 2022 was $61,209,790 and represents 56.5% of Net Assets.

(B)	Perpetual security with no stated maturity date.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022 (Unaudited)

ABS — Asset-Backed Securities

BSL— Broadly Syndicated Loans

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FREMF — Freddy Mac Multi-Family

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR— London Interbank Offered Rate

Ser — Series

USD— U.S. Dollar

The open futures contracts held by the Fund at June 30, 2022, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. 2-Year Treasury Note	53	Oct-2022	$11,195,103	$11,130,828	$(64,275)

Short Contracts
U.S. 5-Year Treasury Note	(29)	Oct-2022	$(3,281,932)	$(3,255,250)	$26,682
U.S. Ultra Long Treasury Bond	(54)	Sep-2022	(8,536,108)	(8,334,562)	201,546
Ultra 10-Year U.S. Treasury Note	(25)	Sep-2022	(3,234,522)	(3,184,375)	50,147

			(15,052,562)	(14,774,187)	278,375

			$(3,857,459)	$(3,643,359)	$214,100

The following table summarizes the level of inputs used as of June 30, 2022, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$—	$39,023,907	$—	$39,023,907

Asset-Backed Securities	—	37,038,359	—	37,038,359

Mortgage-Backed Securities	—	17,985,884	—	17,985,884

U.S. Treasury Obligations	826,207	5,777,675	—	6,603,882

Preferred Stock	3,183,000	—	—	3,183,000

Total Investments in Securities	$4,009,207	$99,825,825	$—	$103,835,032

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$278,375	$–	$–	$278,375
Unrealized Depreciation	(64,275)	–	–	(64,275)

Total Other Financial Instruments	$214,100	$–	$–	$214,100

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
JUNE 30, 2022
(Unaudited)

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
JUNE 30, 2022
(Unaudited)

SECTOR WEIGHTINGS†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 45.2%

	Face Amount	Value

Communication Services — 1.1%

Electronic Arts

Callable 08/15/2050 @ $100 2.950%, 02/15/2051	$325,000	$236,830

Callable 11/15/2030 @ $100 1.850%, 02/15/2031	237,000	192,547

		429,377

Consumer Discretionary — 13.8%

Graham Holdings Callable 07/18/2022 @ $103 5.750%, 06/01/2026(A)	1,150,000	1,138,500

Macy’s Retail Holdings Callable 07/15/2041 @ $100 5.125%, 01/15/2042	250,000	166,250

Callable 08/15/2042 @ $100 4.300%, 02/15/2043	350,000	220,500

Macy’s Retail Holdings 7.000%, 02/15/2028	113,000	107,635

Mattel Callable 12/15/2022 @ $100 3.150%, 03/15/2023	1,248,516	1,229,788

Murphy Oil USA Callable 08/05/2022 @ $103 5.625%, 05/01/2027	5,000	4,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
JUNE 30, 2022
(Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Consumer Discretionary — continued

Callable 09/15/2024 @ $102 4.750%, 09/15/2029	$850,000	$765,051
Service International Callable 08/15/2025 @ $102 3.375%, 08/15/2030	1,417,000	1,160,169
Signet UK Finance Callable 03/15/2024 @ $100 4.700%, 06/15/2024	100,000	96,500
Under Armour Callable 03/15/2026 @ $100 3.250%, 06/15/2026	466,000	400,978

		5,290,271

Consumer Staples — 3.9%
Energizer Holdings Callable 06/15/2023 @ $102 4.750%, 06/15/2028(A)	350,000	277,802
Ingles Markets Callable 06/15/2026 @ $102 4.000%, 06/15/2031(A)	1,404,000	1,214,460

		1,492,262

Energy — 1.2%
Cheniere Energy Callable 10/15/2023 @ $102 4.625%, 10/15/2028	500,000	450,285

Health Care — 13.2%
DaVita Callable 06/01/2025 @ $102 4.625%, 06/01/2030(A)	400,000	311,945
Callable 02/15/2026 @ $102 3.750%, 02/15/2031(A)	936,000	671,103
Hologic Callable 02/01/2023 @ $102 4.625%, 02/01/2028(A)	100,000	93,575
Callable 09/28/2023 @ $102 3.250%, 02/15/2029(A)	205,000	175,213
Horizon Therapeutics USA Callable 08/05/2022 @ $104 5.500%, 08/01/2027(A)	700,000	675,045

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
JUNE 30, 2022
(Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Health Care — continued
Owens & Minor Callable 09/15/2024 @ $100 4.375%, 12/15/2024	$957,000	$933,546
Regeneron Pharmaceuticals Callable 03/15/2050 @ $100 2.800%, 09/15/2050	1,570,000	1,065,507
Royalty Pharma Callable 03/02/2050 @ $100 3.550%, 09/02/2050	1,635,000	1,141,611

		5,067,545

Industrials — 5.8%
Allegion US Holding Callable 08/01/2024 @ $100 3.200%, 10/01/2024	24,000	23,413
Korn Ferry Callable 12/15/2022 @ $102 4.625%, 12/15/2027(A)	788,000	707,230
Mueller Water Products Callable 06/15/2024 @ $102 4.000%, 06/15/2029(A)	1,240,000	1,081,702
Stericycle Callable 07/21/2022 @ $101 5.375%, 07/15/2024(A)	410,000	395,826

		2,208,171

Information Technology — 2.7%
Skyworks Solutions Callable 03/01/2031 @ $100 3.000%, 06/01/2031	649,000	533,062
VeriSign Callable 08/05/2022 @ $102 4.750%, 07/15/2027	205,000	200,582
Callable 03/15/2031 @ $100 2.700%, 06/15/2031	400,000	321,897

		1,055,541

Materials — 3.5%
Compass Minerals International Callable 05/15/2024 @ $100 4.875%, 07/15/2024(A)	727,000	674,541
GCP Applied Technologies Callable 07/21/2022 @ $101 5.500%, 04/15/2026(A)	166,000	165,170

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
JUNE 30, 2022
(Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

Materials — continued

Koppers Callable 08/05/2022 @ $102 6.000%, 02/15/2025(A)	$550,000	$510,763

		1,350,474

TOTAL CORPORATE OBLIGATIONS (Cost $19,198,390)		17,343,926

COMMON STOCK — 29.8%

	Shares

Consumer Discretionary — 1.9%
Kohl’s	3,385	120,811
Newell Brands	17,925	341,292
Smith & Wesson Brands	21,000	275,730

		737,833

Consumer Staples — 2.5%
Calavo Growers	9,200	383,824
Molson Coors Beverage, Cl B	2,420	131,914
Tate & Lyle ADR	7,337	274,996
Walgreens Boots Alliance	4,755	180,215

		970,949

Energy — 5.0%
Baker Hughes, Cl A	9,140	263,872
Cameco	12,765	268,320
Coterra Energy	7,800	201,162
Exxon Mobil	3,180	272,335
HF Sinclair	7,525	339,829
Suncor Energy	7,950	278,807
Tenaris ADR	11,000	282,590

		1,906,915

Financials — 1.5%
American Equity Investment Life Holding	4,885	178,644
Bank of America	2,820	87,787
Unum Group	9,595	326,422

		592,853

Health Care — 2.4%
Hypera ADR *	28,890	203,328
Novartis ADR	3,580	302,617
Smith & Nephew ADR	4,300	120,056

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
JUNE 30, 2022
(Unaudited)

COMMON STOCK — continued

	Shares	Value

Health Care — continued
Utah Medical Products	3,480	$298,932

		924,933

Industrials — 5.8%
Argan	11,280	420,969
BWX Technologies	7,305	402,432
Healthcare Services Group	7,770	135,276
Hurco	10,305	254,946
LSI Industries	64,990	400,988
Snap-on	1,965	387,164
Societe BIC ADR	7,970	215,748

		2,217,523

Information Technology — 5.5%
International Business Machines	2,725	384,743
MiX Telematics ADR	36,410	296,377
NVE	4,163	194,079
Richardson Electronics	31,644	463,901
Spectris	12,650	410,208
Xperi Holding	25,355	365,873

		2,115,181

Materials — 3.6%
Barrick Gold	8,650	153,019
First Majestic Silver	36,780	264,080
Fortitude Gold	49,951	299,706
FutureFuel	63,444	461,872
Solvay ADR	22,300	183,975

		1,362,652

Utilities — 1.6%
UGI	8,240	318,147
Vistra	12,705	290,309

		608,456

TOTAL COMMON STOCK (Cost $11,816,420)		11,437,295

CONVERTIBLE BONDS — 18.5%

	Face Amount

Consumer Discretionary — 1.0%
Cheesecake Factory CV to 12.8489 0.375%, 06/15/2026	$523,000	398,787

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
JUNE 30, 2022
(Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value

Consumer Staples — 1.8%
Turning Point Brands CV to 18.6173 2.500%, 07/15/2024	$750,000	$673,617

Health Care — 11.9%
Halozyme Therapeutics CV to 12.9576 0.250%, 03/01/2027	1,305,000	1,151,243
Ionis Pharmaceuticals CV to 12.0075 0.125%, 12/15/2024	1,256,000	1,103,396
Jazz Investments I CV to 4.5659 1.500%, 08/15/2024	515,000	509,528
Ligand Pharmaceuticals CV to 4.0244 0.750%, 05/15/2023	1,214,000	1,162,405
Supernus Pharmaceuticals CV to 16.8545 0.625%, 04/01/2023	675,000	655,172

		4,581,744

Industrials — 1.3%
John Bean Technologies CV to 5.8958 0.250%, 05/15/2026 (A)	500,000	481,500

Information Technology — 2.5%
Vishay Intertechnology CV to 31.8083 2.250%, 06/15/2025	1,015,000	960,494

TOTAL CONVERTIBLE BONDS (Cost $7,314,475)		7,096,142

PREFERRED STOCK — 4.7%

	Shares

Communication Services — 1.0%
Paramount Global 5.750% *	9,330	368,348

Financials — 1.6%
Bank of America 4.375%	31,370	598,853

Health Care — 0.5%
Elanco Animal Health 5.000% *	6,600	211,464

Industrials — 0.4%
Stanley Black & Decker 5.250% *	2,465	166,116

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
JUNE 30, 2022
(Unaudited)

PREFERRED STOCK — continued

	Shares	Value

Utilities — 1.2% UGI 7.250%	5,145	$468,710

TOTAL PREFERRED STOCK (Cost $2,055,396)		1,813,491

TOTAL INVESTMENTS — 98.2% (Cost $40,384,681)		$37,690,854

Percentages are based on Net Assets of $38,389,301.

*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of June 30, 2022 was $8,574,375 and represents 22.3% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

CV — Convertible

The following table summarizes the level of inputs used as of June 30, 2022, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Corporate Obligations	$—	$17,343,926	$—	$17,343,926

Common Stock	11,437,295	—	—	11,437,295

Convertible Bonds	—	7,096,142	—	7,096,142

Preferred Stock	368,348	1,445,143	—	1,813,491

Total Investments in Securities	$11,805,643	$25,885,211	$—	$37,690,854

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund

Assets:
Investments, at Value (Cost $112,640,821 and $40,384,681)	$103,835,032	$37,690,854
Foreign Currency, at Value (Cost $– and $7,515)	–	7,515
Cash	5,030,982	342,111
Interest Receivable	722,669	239,025
Cash Pledged as Collateral for Futures Contracts	468,469	–
Variation Margin Receivable	29,813	–
Receivable for Investment Securities Sold	–	238,125
Reclaim Receivable	–	3,310
Prepaid Expenses	23,987	20,761

Total Assets	110,110,952	38,541,701

Liabilities:
Payable for Investment Securities Purchased	1,511,250	118,540
Payable for Variation Margin	180,156	–
Payable for Interest and Dividends	75,219	48
Due to Adviser	40,312	931
Audit Fees Payable	12,893	12,893
Due to Administrator	8,062	8,220
Chief Compliance Officer Fees Payable	3,122	103
Other Accrued Expenses	34,281	11,665

Total Liabilities	1,865,295	152,400

Net Assets	$108,245,657	$38,389,301

Net Assets Consist of:
Paid-in Capital	$115,133,898	$41,375,526
Total Accumulated Loss	(6,888,241)	(2,986,225)

Net Assets	$108,245,657	$38,389,301

Class I Shares:
Net Assets	$108,245,657	$38,389,301
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	11,742,929	4,106,114
Net Asset Value, Offering and Redemption Price Per Share (Net Assets/Shares Outstanding)	$9.22	$9.35

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022 (Unaudited)

STATEMENTS OF OPERATIONS

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Investment Income:
Interest Income	$1,722,782	$395,779
Dividend Income	148,622	264,770
Less: Foreign Taxes Withheld	–	(4,133)

Total Investment Income	1,871,404	656,416

Expenses:
Investment Advisory Fees	254,577	78,344
Administration Fees	50,916	49,594
Trustees’ Fees	10,378	2,880
Chief Compliance Officer Fees	4,862	1,746
Legal Fees	26,022	7,203
Transfer Agent Fees	22,056	13,591
Registration Fees	13,475	12,292
Printing Fees	13,005	4,351
Audit Fees	12,893	12,893
Pricing Fees	10,493	2,938
Custodian Fees	1,561	1,234
Insurance and Other Expenses	14,803	4,212

Total Expenses	435,041	191,278

Less:
Waiver of Investment Advisory Fees	–	(78,344)
Reimbursement by Investment Adviser	–	(642)

Net Expenses	435,041	112,292

Net Investment Income	1,436,363	544,124

Net Realized Loss on Investments	(273,927)	(292,050)
Net Realized Gain on Futures Contracts	2,210,533	–
Net Realized Loss on Foreign Currency Transactions	–	(199)

Net Realized Gain (Loss)	1,936,606	(292,249)

Net Change in Unrealized Depreciation on Investments	(9,728,067)	(2,964,843)
Net Change in Unrealized Appreciation on Futures Contracts	457,466	–

Net Change in Unrealized Depreciation	(9,270,601)	(2,964,843)

Net Realized and Unrealized Loss	(7,333,995)	(3,257,092)

Net Decrease in Net Assets Resulting from Operations	$(5,897,632)	$(2,712,968)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022 (Unaudited)

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:

Net Investment Income	$1,436,363	$2,732,522

Net Realized Gain	1,936,606	3,719,643

Net Change in Unrealized Depreciation	(9,270,601)	(3,598,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,897,632)	2,853,608

Distributions	(1,464,984)	(5,626,525)

Return of Capital	—	(2,655,075)

Total Distributions	(1,464,984)	(8,281,600)

Capital Share Transactions:

I Shares:

Issued	20,000	119,655

Reinvestment of Distributions	1,464,984	8,281,600

Redeemed	(8,928,377)	(44,095)

Net Increase (Decrease) in Net Assets from Share Transactions	(7,443,393)	8,357,160

Total Increase (Decrease) in Net Assets	(14,806,009)	2,929,168

Net Assets:

Beginning of Period	123,051,666	120,122,498

End of Period	$108,245,657	$123,051,666

Shares Issued and Redeemed:

I Shares:

Issued	2,079	11,558

Reinvestment of Distributions	154,731	823,068

Redeemed	(926,205)	(4,281)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(769,395)	830,345

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:

Net Investment Income	$544,124	$659,698

Net Realized Gain (Loss)	(292,249)	2,289,316

Net Change in Unrealized Depreciation	(2,964,843)	(773,036)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,712,968)	2,175,978

Distributions	(536,761)	(3,011,048)

Return of Capital	—	(134,592)

Total Distributions	(536,761)	(3,145,640)

Capital Share Transactions:

I Shares:

Issued	16,277,078	2,972,209

Reinvestment of Distributions	536,704	3,145,457

Redeemed	(563,684)	(1,478,005)

Net I Shares Share Transactions	16,250,098	4,639,661

Total Increase in Net Assets	13,000,369	3,669,999

Net Assets:

Beginning of Period	25,388,932	21,718,933

End of Period	$38,389,301	$25,388,932

Shares Issued and Redeemed:

I Shares:

Issued	1,612,546	261,484

Reinvestment of Distributions	55,986	300,472

Redeemed	(55,971)	(128,921)

Net Increase in Shares Outstanding from Share Transactions	1,612,561	433,035

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year or Period

I Shares	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Period Ended December 31, 2018*
Net Asset Value, Beginning of Year/Period	$9.83	$10.28	$10.13	$9.84	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.12	0.23	0.23	0.24	0.12
Net Realized and Unrealized Gain (Loss)	(0.61)	0.01	0.25	0.32	(0.13)

Total from Operations	(0.49)	0.24	0.48	0.56	(0.01)

Dividends and Distributions:
Net Investment Income	(0.12)	(0.25)	(0.25)	(0.25)	(0.12)
Net Realized Gain	—	(0.22)	(0.08)	(0.02)	(0.03)
Return of Capital	—	(0.22)	—	—	—^

Total Dividends and Distributions	(0.12)	(0.69)	(0.33)	(0.27)	(0.15)

Net Asset Value, End of Year/ Period	$9.22	$9.83	$10.28	$10.13	$9.84

Total Return†	(4.98)%	2.36%	4.89%	5.65%	(0.10)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$108,246	$123,052	$120,122	$114,507	$107,887
Ratio of Expenses to Average Net Assets	0.77%**	0.75%	0.74%	0.78%	0.86%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.77%**	0.75%	0.74%	0.78%	0.92%**
Ratio of Net Investment Income to Average Net Assets	2.54%**	2.24%	2.25%	2.38%	2.48%**
Portfolio Turnover Rate	47%***	96%	175%	83%	21%***

(1)	Calculated using average shares.
*	Commenced operations on July 2, 2018.
**	Annualized
***	Not Annualized
^	Amount is less than $0.005.
†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year or Period

I Shares	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021	Period Ended December 31, 2020*
Net Asset Value, Beginning of Year/Period	$10.18	$10.54	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.15	0.30	0.08
Net Realized and Unrealized Gain (Loss)	(0.85)	0.72	0.57

Total from Operations	(0.70)	1.02	0.65

Dividends and Distributions:
Net Investment Income	(0.13)	(0.47)	(0.08)
Net Realized Gain	—	(0.85)	(0.03)
Return of Capital	—	(0.06)	—

Total Dividends and Distributions	(0.13)	(1.38)	(0.11)

Net Asset Value, End of Year/Period	$9.35	$10.18	$10.54

Total Return†	(6.88)%	9.78%	6.47%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$38,389	$25,389	$21,719
Ratio of Expenses to Average Net Assets	0.65%**	0.65%	0.88%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.10%**	1.32%	1.95%**
Ratio of Net Investment Income to Average Net Assets	3.13%**	2.61%	1.97%**
Portfolio Turnover Rate	39%***	97%	40%***

(1)	Calculated using average shares.
*	Commenced operations on July 31, 2020.
**	Annualized
***	Not Annualized
†	Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund (the “Funds”). The investment objective of the Penn Mutual AM Strategic Income Fund is to seek attractive risk-adjusted total return through a combination of income and capital appreciation. The investment objective of the Penn Mutual AM 1847 Income Fund is to seek current income and, secondarily, total return consistent with the preservation of capital. The Funds are classified as a diversified investment company. Penn Mutual Asset Management, LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer I Shares. The Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund commenced operations on July 2, 2018 and July 31, 2020, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

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In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended June 30, 2022, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.

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Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended June 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period ended June 30, 2022, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — The Penn Mutual AM Strategic Income Fund utilized futures contracts during the period ended June 30, 2022. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities.

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Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2022.

For the period ended June 30, 2022, the average quarterly notional amount of futures contracts held were as follows:

Penn Mutual AM Strategic Income Fund:

Average Quarterly Market Value Balance Long	$ 11,181,344
Average Quarterly Market Value Balance Short	$ (15,525,797)

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income monthly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the

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difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

For the period ended June 30, 2022, the Funds did not hold any option contracts.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swap contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering

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into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at year end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. At June 30, 2022, the Funds did not hold swap contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use

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leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

3. Derivative Transactions:

The Penn Mutual AM Strategic Income Fund held derivatives throughout the year with only one type of exposure to interest rate risk on derivatives, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

The fair value of derivative instruments as of June 30, 2022, is as follows:

Penn Mutual AM Strategic Income Fund
	Asset Derivatives			Liability Derivatives
	Statements of Assets and Liability Location	Fair Value		Statements of Assets and Liability Location	Fair Value
Interest Rate contracts	Net Assets — Unrealized appreciation on Future Contracts	$278,375*	Interest Rate contracts	Net Assets — Unrealized depreciation on Future Contracts	$64,275*

		$278,375			$64,275

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the

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number of share classes and the average daily net assets of the Funds. For the period ended June 30, 2022, the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund paid $50,916 and $49,594, respectively for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

6. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to each of the Funds at a fee calculated at an annual rate of 0.45% of the Funds’ average daily net assets.

Penn Mutual AM Strategic Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until May 31, 2023 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2023. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of June 30, 2022, there were no fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement.

Penn Mutual AM 1847 Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s average daily

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net assets until May 31, 2023 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2023. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of June 30, 2022, fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were $134,712, expiring in 2024 and $175,769, expiring in 2025.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the period ended June 30, 2022, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Penn Mutual AM Strategic Income Fund	$37,250,225	$44,179,138	$7,984,219	$5,660,109
Penn Mutual AM 1847 Income Fund	31,160,720	11,195,614	19,978	20,184

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. There is no permanent difference in the current year that would require a charge or credit to distributable earnings and Paid-in capital accounts.

The tax character of dividends or distributions declared during the years ended December 31, 2021 and December 31, 2020:

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	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Penn Mutual AM Strategic Income Fund
2021	$4,640,438	$986,087	$2,655,075	$8,281,600
2020	3,824,369	20,136	—	3,844,505
Penn Mutual AM 1847 Income Fund
2021	$2,536,643	$474,405	$134,592	$3,145,640
2020	214,726	—	—	214,726

At December 31, 2021, the components of Distributable Earnings on a tax basis were as follows:

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Unrealized Appreciation	$916,905	$263,503
Other Temporary Differences	(442,530)	1

Total Net Distributable Earnings	$474,375	$263,504

The other temporary differences in the current year/period are primarily attributable to treasury straddle loss deferral.

For Federal income tax purposes the difference between federal tax cost and book cost primarily relates to wash sales and perpetual bonds.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at June 30, 2022, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
Penn Mutual AM Strategic Income Fund	$112,640,821	$61,923	$(8,867,712)	$(8,805,789)
Penn Mutual AM 1847 Income Fund	$40,384,681	$714,266	$(3,408,093)	$(2,693,827)

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation

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(“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Asset-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) - Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, a Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a security holder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Below Investment Grade Fixed-Income Securities (Junk Bonds) Risk (Strategic Income Fund and 1847 Income Fund) — Below investment grade fixed-income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may

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not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk (Strategic Income Fund) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by a Fund is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Fund) of those types of securities.

Corporate Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — Corporate fixed-income securities are fixed-income securities issued by public and private businesses. Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed-income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

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Credit Risk (Strategic Income Fund and 1847 Income Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed-income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. These securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Derivatives Risk (Strategic Income Fund) — Derivatives are instruments that derive their value from an underlying security, financial asset, or an index. Examples of derivative instruments include futures contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which these derivative instruments relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund’s performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed-income securities.

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Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets.

Downgrade Risk (Strategic Income Fund and 1847 Income Fund) — The risk that securities are subsequently downgraded in the event that rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these securities may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

Duration Risk (Strategic Income Fund and 1847 Income Fund) — Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed-income security has a five-year duration, the security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed-income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Risk (1847 Income Fund) — Equity securities include common and preferred stocks, convertible securities, rights and warrants, as well as depositary receipts. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate,

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although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s NAV to fluctuate.

Extension Risk (Strategic Income Fund and 1847 Income Fund) — Investments in fixed-income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — The prices of a Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. Fixed-income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed-income markets, and result in a decline in the value of the fixed-income investments held by a Fund. These risks may be heightened in a low interest rate environment. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed-income markets.

Futures Contracts Risk (Strategic Income Fund) — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect

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correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate Risk (Strategic Income Fund and 1847 Income Fund) — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. An historically-low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk (Strategic Income Fund and 1847 Income Fund) — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

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Large Capitalization Companies Risk (1847 Income Fund) — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Strategic Income Fund) — Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

LIBOR Replacement Risk (Strategic Income Fund and 1847 Income Fund) — The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

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Liquidity Risk (Strategic Income Fund and 1847 Income Fund) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (Strategic Income Fund and 1847 Income Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s net asset value (“NAV”) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Ginnie Mae, which are backed by the “full faith and credit” of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly

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referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee, and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed-income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect

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a Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Municipal Securities Risk (Strategic Income Fund and 1847 Income Fund) — Municipal securities, like other fixed-income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund’s securities.

Portfolio Turnover Risk (Strategic Income Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Preferred Stocks Risk (Strategic Income Fund and 1847 Income Fund) — Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed-income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated

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with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Prepayment Risk (Strategic Income Fund and 1847 Income Fund) — Fund investments in fixed-income securities are subject to prepayment risk. In a declining interest rate environment, fixed-income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Privately Issued Securities Risk (1847 Income Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts, the Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that the Fund may ultimately realize upon their sale or disposition. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Small and Medium Capitalization Companies Risk (1847 Income Fund) — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements Risk (Strategic Income Fund) — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk,

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regulatory risk, and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes). P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market.

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index; or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined

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by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the Commodity Futures Trading Commission (“CFTC”), not all of which has been proposed or finalized as of the date of this Prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as “Margin Rules”), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund.

Unrated Securities Risk (1847 Income Fund) — Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

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U.S. Government Securities Risk (Strategic Income Fund and 1847 Income Fund) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Valuation Risk (1847 Income Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

10. Other:

At June 30, 2022, the percentage of total shares outstanding held by shareholders owning 10% or greater for the Funds, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Penn Mutual AM Strategic Income Fund – I Shares	2	99%
Penn Mutual AM 1847 Income Fund – I Shares	1	93%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of June 30, 2022.

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DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2021 to June 30, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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DISCLOSURE OF FUND EXPENSES -CONCLUDED

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 1/01/22	Ending Account Value 6/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Penn Mutual AM Strategic Income Fund

Actual Fund Return
I Shares	$1,000.00	$950.20	0.77%	$3.72

Hypothetical 5% Return
I Shares	1,000.00	1,020.98	0.77	3.86

Penn Mutual AM 1847 Income Fund

Actual Fund Return
I Shares	$1,000.00	$931.20	0.65%	$3.11

Hypothetical 5% Return
I Shares	1,000.00	1,021.57	0.65	3.26

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

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INVESTMENT ADVISORY AGREEMENT RENEWAL DISCLOSURE

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on March 17-18, 2022 to decide whether to renew the Agreement for an additional one-year term (the “March Meeting”). The March Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the March Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the March Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the March Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the March Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the March Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser;

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

(iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/ or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Board

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
JUNE 30, 2022
(Unaudited)

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on March 17, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Penn Mutual AM Strategic Income Fund

Penn Mutual AM 1847 Income Fund

P.O. Box 219009

Kansas City, MO 64121

1-877-PMA-MLLC

(877-762-6552)

Investment Adviser:

Penn Mutual Asset Management, LLC

600 Dresher Road, Suite 100

Horsham, Pennsylvania 19044

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

PNN-SA-001-0400

Item 2.   Code of Ethics.

Not applicable for semi-annual report.

Item 3.   Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.   Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.   Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.   Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.   Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.   Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: September 7, 2022